Exhibit 10.3

CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Amendment NO. 5 to
EXCLUSIVE START-UP LICENSE Agreement between
SANA BIOTECHNOLOGY, INC. and UNIVERSITY OF WASHINGTON

THIS AMENDMENT NO. 5 (“Amendment No. 5”), with an effective date of as of the date of the last signature (“Amendment No. 5 Effective Date”), is entered into by and between Sana Biotechnology, Inc. (“Company”) and University of Washington (“University”).

WHEREAS, Cytocardia, Inc. (“Cytocardia”) and University entered into an Exclusive Start-Up License Agreement for [***], with a University Reference [***], dated October 9, 2018 (the “Original Agreement”), and amended on November 6, 2019 (“Amendment No. 1”), and July 16, 2020 (“Amendment No. 2”);

WHEREAS, Cytocardia assigned the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, to Company pursuant to that certain Assignment of License Agreement dated as of effective as of November 11, 2020, and pursuant to which Assignment of License Agreement the parties thereto further amended the Original Agreement, as amended by Amendment No.1 and Amendment No. 2 thereto (“Amendment No. 3”);

WHEREAS, Company and University entered into an amendment amending the Original Agreement, as amended by Amendment No.1, Amendment No. 2 and Amendment No. 3, on January 21, 2021 (“Amendment No. 4”); and

WHEREAS, by this Amendment No. 5, the Parties wish to further amend the Original Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4, as set forth in Section 2 herein; and

WHEREAS, the Parties desire that all other terms and conditions of the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4, remain in full force and effect.

NOW, THEREFORE, COMPANY and UNIVERSITY hereby agree as follows:

1.Capitalized terms used in this Amendment No. 5 shall have the same meaning as those in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4 as the case may be, unless specifically defined otherwise in this Amendment No. 5.  All article and section references shall refer to the corresponding Article and Section in the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4. All references to the “Agreement” in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and this Amendment No. 5 shall mean the Original Agreement as amended hereby.

2.Amendments

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Exhibit 10.3

CONFIDENTIAL

2.1 Background. A new paragraph is added to Background, Part B of the Original Agreement as follows:

“University and International Centre for Genetic Engineering and Biotechnology (“ICGEB”) entered into an interinstitutional agreement with an effective date of December 17, 2020 with a University Reference [***] (“IIA-ICGEB”) whereby [***] has sole control to file, prosecute, maintain, and otherwise protect Licensed Patents with the University Reference designation [***] in Section A1 of Exhibit A which are co-owned by University and ICGEB and for which [***] has the sole responsibility to seek licensees and grant rights to such Licensed Patents.”

2.2Section 2.1; Patent License. Section 2.1 (Patent License) of the Original Agreement is hereby amended and restated in its entirety as follows:

“2.1 Patent License. University hereby grants to Company an exclusive (subject only to any rights of the government described in Section 2.6 “The United States Government’s Rights” and to rights of University, Cambridge, and ICGEB described in Section 3 “Rights of University, Limitations”) license under the Licensed Patents to make, have made on Company’s behalf, use, offer to sell, sell, offer to lease or lease, import, or otherwise offer to dispose of Licensed Products in the Territory in the Field of Use. Unless otherwise terminated under Section 9 (Termination), the term of this patent license will begin on the Effective Date and will continue until all Valid Claims expire or are held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken.”

2.3Section 2.5; Limitation of Rights. Section 2.5 (Limitation of Rights) of the Original Agreement is hereby amended and restated in its entirety as follows:

“2.5 Limitation of Rights. No provision of this Agreement grants to Company, by implication, estoppel or otherwise, any rights other than the rights expressly granted it in this Agreement under the Licensed Rights, including any license rights under any other University-owned, Cambridge-owned, or ICGEB-owned technology, copyright, know-how, patent applications, or patents, or any ownership rights in the Licensed Rights.”

2.4Section 3.1: University’s Rights. Section 3.1 (University’s Rights) of the Original Agreement is hereby amended and restated in its entirety as follows:

“3.1University’s Rights. University reserves all rights not expressly granted to Company under this Agreement. University retains for itself as well as Cambridge, ICGEB, and any other no-for-profit academic research institutions, an irrevocable, nonexclusive right to practice Licensed Rights for academic research, instructional, or any other academic or non-commercial purpose. University retains for itself an irrevocable, nonexclusive license to practice Licensed Rights for clinical purposes. Cambridge retains for itself an irrevocable, nonexclusive license to practice the University and Cambridge co-owned Licensed Rights, with the University Reference designation [***], for clinical purposes. ICGEB retains for itself an irrevocable, nonexclusive license to practice the University and ICGEB co-owned Licensed Rights, with the University Reference designation [***], for clinical purposes. Expressly included within this University reservation of rights is to do the following in connection with academic research, instructional, or any other academic or non-commercial purposes: (a) to use the Licensed Rights in sponsored research or collaborative research with any Third Party, but not for any commercial

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Exhibit 10.3

CONFIDENTIAL

purpose, and only to the extent that no such Third Party is granted any commercialization rights of any kind under the Licensed Rights or to commercialize Licensed Products, (b) to grant material transfer agreements to the extent that the use of such materials is restricted to academic research, teaching and or other scholarly activities, and (c) to publish any information included in the Licensed Rights or any other information that may result from University’s, Cambridge’s, or ICGEB’s research.”

2.5Section 10.1; Company’s Release. Section 10.1 (Company’s Release) of the Original Agreement is hereby amended and restated in its entirety as follows:

“10.1.Company’s Release.   Company hereby releases University, Cambridge, ICGEB, and their regents, employees, and agents forever from any and all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses) relating to or arising out of [***].”

2.6Section 10.2; Indemnification. Section 10.2 (Indemnification) of the Original Agreement is hereby amended and restated in its entirety as follows:

“10.2Indemnification. Company will indemnify, defend, and hold harmless University, Cambridge, ICGEB, and their regents, employees, and agents (each, an “Indemnitee”) from all Third Party suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses), based on University’s, Cambridge’s, and ICGEB’s role in developing or licensing Licensed Rights and relating to or arising out of [***] (each, a “Claim”), provided that the Company will not have obligations to the extent resulting from [***]. In the event of a Claim, the Indemnitee against whom a Claim is brought will: (a) give Company written notice of the Claim within a reasonable period of time after such Indemnitee received notice thereof along with sufficient information for Company to identify the Claim; and (b) cooperate and provide such assistance ([***]) as Company may reasonably request in connection with Company’s defense, settlement and satisfaction of the Claim. Company will pay or reimburse all costs and expenses reasonably incurred by such Indemnitee to provide any such cooperation and assistance. Any settlement that would admit liability on the part of University, Cambridge, or ICGEB or that would involve any relief other than the payments of monetary damages will be subject to the approval of University and/or Cambridge and/or ICGEB, such approval not to be unreasonably withheld.”

2.7 Section 10.3.1; General Insurance Requirement. Section 10.3.1 (General Insurance Requirement) of the Original Agreement is hereby amended and restated in its entirety as follows:

“10.3.1General Insurance Requirement.   Throughout the term of this Agreement, or during such period as the Parties will agree in writing, Company will maintain full force and effect commercial general liability (CGL) insurance and product liability insurance, with single claim limits at an amount customary to Company’s business for activities and/or products of a similar nature. Such insurance policy will include coverage for claims that may be asserted by University and/or Cambridge and/or ICGEB against Company under Section 10.2 (Indemnification). Such insurance policy will name the Board of Regents of the University of Washington, the University of Cambridge, and the International Centre for Genetic Engineering and Biotechnology as additional insureds and will require the insurer to deliver written notice to University at the address set forth in Section 13.10 (Notices), at least [***] days prior to the

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Exhibit 10.3

CONFIDENTIAL

termination of the policy. Company will deliver to University a copy of the certificate of insurance of such policy.”

2.8Section 11.2; Documents. After the end of Section 11.2 (Documents) of the Original Agreement, the following is hereby inserted:

“In the interinstitutional agreement between University and ICGEB, ICGEB represents that [***]. ” Company acknowledges that ICGEB was established as a special project of UNIDO, and has legal status, privileges and immunities pursuant to Section 13 of its statutes and international law.  University shall not have any liability resulting from ICGEB’s acts or omissions.

2.9Section 11.3; No Known Infringement; Know-How and Program Materials Rights. After the end of Section 11.3 (No Known Infringement; Know-How and Program Materials Rights) of the Original Agreement, the following is hereby inserted:

“As of the Amendment No. 5 Effective Date, to University’s CoMotion office’s knowledge without any obligation to perform diligence, (a) no claim has been made or is threatened charging ICGEB with infringement of, or claiming that the Licensed Rights infringe any Third Party rights; and (b) no proceedings have been instituted, or are pending or threatened, which challenge ICGEB’s rights in respect to the Licensed Patents or other Licensed Rights.”

2.10Section 11.4; Disclaimer. Section 11.4 (Disclaimer) of the Original Agreement is hereby amended and restated in its entirety as follows:

“11.4Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 11.1 (AUTHORITY), 11.2 (DOCUMENTS), AND 11.3 (NO KNOWN INFRINGEMENT) UNIVERSITY, CAMBRIDGE, AND ICGEB DISCLAIM AND EXCLUDE ALL WARRANTIES, EXPRESS AND IMPLIED, CONCERNING EACH LICENSED RIGHT AND EACH LICENSED PRODUCT, INCLUDING WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT AND THE IMPLIED WARRANTES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. University innovation has been developed as part of research conducted at University. University innovation is experimental in nature and is made “AS IS”, without obligation by University to provide accompanying services or support except as specified in this Agreement. The entire risk as to the quality and performance of University innovation is with Company.”

2.11Section 11.5; Intellectual Property Disclaimers. Section 11.5 (Intellectual Property Disclaimers) of the Original Agreement is hereby amended and restated in its entirety as follows:

“11.5Intellectual Property Disclaimers.  University, Cambridge, and ICGEB expressly disclaim any warranties concerning and makes no representation: (a) that the Licensed Patent(s) will be approved or will issue; (b) concerning the validity or scope of any Licensed Right; or (c) that the practice of Licensed Rights, or the manufacture, use, sale, lease or other disposition of a Licensed Product will not infringe or violate a Third Party’s patent, copyright, or other intellectual property right.”

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Exhibit 10.3

CONFIDENTIAL

2.12 Section 11.2; Remedy Limitation. Section 11.2 (Remedy Limitation) of the Original Agreement is hereby amended and restated in its entirety as follows:

“11.2Remedy Limitation.  EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, (A) IN NO EVENT WILL UNIVERSITY AND/OR CAMBRIDGE AND/OR ICGEB BE LIABLE FOR PERSONAL INJURY OR PROPERTY DAMAGES ARISING IN CONNECTION WITH THE ACTIVITIES CONTEMPLATED IN THIS AGREEEMNT, AND (B) IN NO EVENT WILL EITHER PARTY AND/OR CAMBRIDGE AND/OR ICGEB BE LIABLE FOR LOST PROFITS, LOST BUSINESS OPPORTUNITY, INVENTORY LOSS, WORK STOPPAGE, LOST DATA OR ANY OTHER RELIANCE OR EXPECTANCY, INDIRECT, SPECIAL, INCIDENTIAL, OR CONSEQUENTIAL DAMAGES, OF ANY KIND.”

2.13Section 13.8 (No Third-Party Beneficiaries). Section 13.8 (No Third-Party Beneficiaries) of the Original Agreement is hereby amended and restated in its entirety as follows:

“13.8No Third-Party Beneficiaries.  Except as identified in parts of this Agreement referencing Cambridge and ICGEB, no provision of this Agreement, express or implied, confers upon any person other than the Parties to this Agreement, any rights, remedies, obligations, or liabilities hereunder. No Sublicensee will have a right to enforce or seek damages under this Agreement.”

2.14Section 13.12 (Use of University’s Name and Trademarks or the Names of University Faculty, Staff, or Students). Section 13.12 (Use of University’s Name and Trademarks or the Names of University Faculty, Staff, or Students) of the Original Agreement is hereby amended and restated in its entirety as follows:

“13.12Use of University’s Name and Trademarks or the Names of University Faculty, Staff, or Students. No provision of this Agreement grants Company or Sublicensee any right or license to use the name or trademarks of University or Cambridge or ICGEB or the names or identities of any member of the faculty, staff, or student body of University or Cambridge or ICGEB. Except as provided herein, Company will not use, and will not permit a Sublicensee to use, any such trademarks, names, or identities without University’s and, as the case may be, Cambridge’s or ICGEB’s, and such member’s prior written approval. Notwithstanding the foregoing, Company may provide factual information regarding the existence of this Agreement.”

2.15 Exhibit A, Section A1.1 (Licensed Patents). After the end of the table listing Licensed Patents, [***] in Exhibit A, Section A1.1 of the Original Agreement, the following is hereby inserted:

[***]

3.Miscellaneous.

3.1Amendment Fee.  Company will pay University a one-time fee of [***] US Dollars ($[***]) in consideration for the additional rights granted to Company under this Fifth Amendment, payable within [***] days of the Amendment No. 5 Effective Date.

3.2Effect and Interpretation.  This Amendment No. 5 shall be effective for all purposes as of the Amendment No. 5 Effective Date.  To the extent that there are any inconsistencies between this

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Exhibit 10.3

CONFIDENTIAL

Amendment No. 5 and the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4, the terms of this Amendment No. 5 shall supersede those set forth in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4.  Except as otherwise expressly modified by this Amendment No. 5, the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4 shall remain in full force and effect in accordance with its terms.  As of the Amendment No. 5 Effective Date, the term “Agreement” (as used herein and in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4) shall mean the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4 as amended by this Amendment No. 5.

3.3Counterparts.  This Amendment No. 5 may be executed in one or more counterparts by original, facsimile or PDF signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, COMPANY and UNIVERSITY have caused this Amendment No. 5 to be executed by their respective duly authorized representatives as of the Amendment No. 5 Effective Date.

SANA BIOTECHNOLOGY, INC.		UNIVERSITY OFWASHINGTON

By:	/s/ Chris Pritchard	By:	/s/ Fiona Wills

Name:	Chris Pritchard	Name:	Fiona Wills

Title:	VP, Business Development	Title:	Associate Vice Provost

Date:	02/25/2021	Date:	02/25/2021

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